UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	June 9, 2010
(June 9, 2010)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On June 9, 2010, Public Service Company of New Mexico (the “Company”), a wholly owned subsidiary of PNM Resources, Inc., participated in the issuance and sale of an aggregate of $403,845,000 of pollution control revenue refunding bonds by Maricopa County, Arizona Pollution Control Corporation (the “Pollution Control Corporation”) and the City of Farmington, New Mexico (the “City”).  The proceeds from the refunding bonds were utilized to refund or redeem an aggregate of $403,845,000 of outstanding pollution control revenue bonds previously issued by the Pollution Control Corporation and the City.  The arrangements governing the pollution control bonds result in the Company reflecting the bonds as debt on the Company's financial statements.  Accordingly, the Company will reflect the refund and redemption of the prior bonds as retirements of outstanding debt and the sale of the new bonds as issuances of additional debt, resulting in no change in the total amount of debt outstanding.  Additional information concerning the new issuances and the refunded or redeemed bonds is set forth below.

The bonds issued and sold on June 9, 2010 consist of (i) the Pollution Control Corporation’s Pollution Control Revenue Refunding Bonds, 2010 Series A (Public Service Company of New Mexico Palo Verde Project) in the aggregate principal amount of $39,300,000 (the “Maricopa 2010 Series A Bonds”), (ii) the Pollution Control Corporation’s Pollution Control Revenue Refunding Bonds, 2010 Series B (Public Service Company of New Mexico Palo Verde Project) in the aggregate principal amount of $21,000,000 (the “Maricopa 2010 Series B Bonds” and, together with the Maricopa 2010 Series A Bonds, the “Maricopa Bonds”), (iii) the City’s Pollution Control Revenue Refunding Bonds, 2010 Series A (Public Service Company of New Mexico San Juan Project) in the aggregate principal amount of $40,045,000 (the “Farmington 2010 Series A Bonds”), (iv) the City’s Pollution Control Revenue Refunding Bonds, 2010 Series B (Public Service Company of New Mexico San Juan Project) in the aggregate principal amount of $37,000,000 (the “Farmington 2010 Series B Bonds”), (v) the City’s Pollution Control Revenue Refunding Bonds, 2010 Series C (Public Service Company of New Mexico San Juan Project) in the aggregate principal amount of $65,000,000 (the “Farmington 2010 Series C Bonds”), (vi) the City’s Pollution Control Revenue Refunding Bonds, 2010 Series D (Public Service Company of New Mexico San Juan Project) in the aggregate principal amount of $130,000,000 (the “Farmington 2010 Series D Bonds”), (vii) the City’s Pollution Control Revenue Refunding Bonds, 2010 Series E (Public Service Company of New Mexico San Juan Project) in the aggregate principal amount of $60,000,000 (the “Farmington 2010 Series E Bonds”) and (viii) the City’s Pollution Control Revenue Refunding Bonds, 2010 Series F (Public Service Company of New Mexico San Juan Project) in the aggregate principal amount of $11,500,000 (the “Farmington 2010 Series F Bonds” and, together with the Farmington 2010 Series A, B, C, D and E Bonds, the “Farmington Bonds”).  The Maricopa Bonds and the Farmington Bonds are collectively referred to as the “Bonds” and the Pollution Control Corporation and the City are sometimes individually referred to as an “Issuer” and collectively as the “Issuers.”

The Bonds have the following terms:

	Initial Term Rate	Mandatory Tender Date	Maturity Date
Maricopa 2010 Series A	4.00%	June 1, 2015	June 1, 2043
Maricopa 2010 Series B	5.20%	June 1, 2020	June 1, 2043
Farmington 2010 Series A	5.20%	June 1, 2020	June 1, 2040
Farmington 2010 Series B	4.75%	June 1, 2017	June 1, 2040
Farmington 2010 Series C	5.90%	--	June 1, 2040
Farmington 2010 Series D	5.90%	--	June 1, 2040
Farmington 2010 Series E	5.90%	--	June 1, 2040
Farmington 2010 Series F	6.25%	--	June 1, 2040

The interest rates on the Bonds without mandatory tender dates are fixed to maturity.  Upon the expiration of the initial term rate period for those Bonds with mandatory tender dates, the Company will convert such series to a new rate period upon the satisfaction of certain conditions.  Thereafter, interest on such series will be a daily rate, weekly rate, flexible rate, or multiannual rate. There will be a mandatory tender of each such series upon conversion and remarketing of such series into such a new rate period.

The Maricopa Bonds are governed by an Indenture of Trust and Pledge dated as of June 1, 2010 (the “Maricopa Indenture”), by and between the Pollution Control Corporation and Wells Fargo Bank, National Association, as trustee (the “Maricopa Trustee”).  The Farmington 2010 Series A, B, C, D and E Bonds are governed by an Ordinance adopted by the City on December 11, 2007, and an Amendatory Ordinance adopted by the City on April 13, 2010, as supplemented by Resolution No. 2010-1355 adopted by the City on May 25, 2010 (collectively, the “Farmington Ordinance”).  The Farmington 2010 Series F Bonds are governed by an Ordinance adopted by the City on April 13, 2010 as supplemented by Resolution No. 2010-1355 adopted by the City on May 25, 2010 (collectively, the “Farmington 2010 Series F Ordinance” and together with the Farmington Ordinance, the “Ordinances”).  Wells Fargo Bank, National Association is acting as trustee under the Ordinances (the “Farmington Trustee”).  For purposes of this Current Report on Form 8-K, the Maricopa Indenture and the Ordinances are sometimes individually referred to as an “Indenture” and collectively as the “Indentures” and the Maricopa Trustee and the Farmington Trustee are sometimes individually referred to as a “Trustee” and collectively as the “Trustees.”

The Maricopa Bonds were issued by the Pollution Control Corporation to provide funds, together with other moneys available from the Company, necessary to refund or redeem the Pollution Control Corporation’s Pollution Control Revenue Refunding Bonds, 1992 Series A (Public Service Company of New Mexico Palo Verde Project) in the aggregate principal amount of $37,300,000 and the Pollution Control Corporation’s Pollution Control Revenue Refunding Bonds, 1996 Series A (Public Service Company of New Mexico Palo Verde Project) in the aggregate principal amount of $23,000,000.

The Farmington Bonds were issued by the City for the purpose of refunding the outstanding $40,045,000 aggregate principal amount of the City’s Pollution Control Revenue Refunding Bonds, 1996 Series A (Public Service Company of New Mexico San Juan Project); the outstanding $37,000,000 aggregate principal amount of the City’s Pollution Control Revenue Refunding Bonds 1996 Series B (Public Service Company of New Mexico San Juan Project); the outstanding $65,000,000 aggregate principal amount of the City’s Pollution Control Revenue Refunding Bonds 1996 Series C (Public Service Company of New Mexico San Juan Project); the outstanding $90,000,000 aggregate principal amount of the City’s Pollution Control Revenue Refunding Bonds 1997 Series D (Public Service Company of New Mexico San Juan Project); the outstanding $40,000,000 aggregate principal amount of the City’s Pollution Control Revenue Refunding Bonds 1997 Series A (Public Service Company of New Mexico San Juan Project); the outstanding $37,000,000 aggregate principal amount of the City’s Pollution Control Revenue Refunding Bonds 1997 Series B (Public Service Company of New Mexico San Juan Project); the outstanding $23,000,000 aggregate principal amount of the City’s Pollution Control Revenue Refunding Bonds 1997 Series C (Public Service Company of New Mexico San Juan Project); and the outstanding $11,500,000 aggregate principal amount of the City’s Pollution Control Revenue Bonds 1999 Series A (Public Service Company of New Mexico San Juan Project).

Pursuant to a Loan Agreement dated as of June 1, 2010 (the “Loan Agreement”) between the Pollution Control Corporation and the Company, the Pollution Control Corporation loaned (the “Loan”) the proceeds of the Maricopa Bonds to the Company.  The Loan Agreement requires payments to be made to the Pollution Control Corporation, in payment of the Loan, at such times and in such amounts as principal, purchase price of, premium, if any, and interest on the Maricopa Bonds become due.  Pursuant to the Loan Agreement, the Company issued to the Maricopa Trustee, as collateral security for the Company’s obligation to repay the Loan, its 2010 Pollution Control Series A and B – Maricopa Senior Unsecured Notes (the “Maricopa SUNs”), equal in principal amount to the aggregate principal amount of the Maricopa Bonds.

As described in four amended and restated installment sale agreements (collectively, the “Installment Sale Agreements”), dated as of June 1, 2010, between the City and the Company, the Company’s interests in certain air and water pollution control and solid waste facilities at the San Juan Generating Station were previously sold by the Company to the City and resold by the City to the Company.  The interests previously purchased by the Company under the Installment Sale Agreements are sometimes referred to herein as the “San Juan Project”. The Installment Sale Agreements provide that the purchase price of the related portion of the San Juan Project to be paid by the Company is an amount equal to 100% of the aggregate of the principal, purchase price of and premium, if any, and interest on the applicable Farmington Bonds, and is due on the days and in the amounts and in the manner that the applicable Indenture requires the City to cause payment to be made to the Farmington Trustee of amounts to be paid on the applicable Farmington Bonds.

Payment of the principal of, premium, if any, and interest on each series of Farmington Bonds is unconditionally guaranteed by the Company pursuant to separate Guaranty Agreements executed by the Company in favor of the Farmington Trustee, for the benefit of the Bond holders of the respective series of Farmington Bonds (the six Guaranty Agreements are, collectively, the “Guaranties” and each a “Guaranty”).  Pursuant to the Guaranty with respect to each series of Farmington Bonds, the Company issued to the Farmington Trustee as collateral for such guaranty, its 2010 Pollution Control Senior Unsecured Note related to the applicable series, equal in principal amount to the aggregate principal amount of such series. The six series of such unsecured notes are collectively referred to herein as the “Farmington SUNs”.  The Maricopa SUNs and the Farmington SUNs are collectively referred to herein as the “SUNs”.

For purposes of this Current Report on Form 8-K, the term “Financing Agreement” refers to the Loan Agreement when used in connection with the Maricopa Bonds, the Installment Sale Agreement and Guaranty related to the applicable series of Farmington Bonds when used in connection with such series of Farmington Bonds and the term “Financing Agreements” shall refer to the Loan Agreement, the Installment Sale Agreements and the Guaranty.

The SUNs were issued under an Indenture between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A., as successor to JPMorgan Chase Bank, N.A. (formerly JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank))) (the “SUNs Trustee”), dated as of March 11, 1998, as supplemented and amended by the supplemental indentures relating to the Bonds (such supplements are, collectively, the “Supplements”) and are, as otherwise amended and supplemented to date, collectively referred to as the “Company Indenture”.  The Bonds are not being secured by a mortgage of, or security interest in, the pollution control or solid waste facilities or the generating plants; however, as holder of the SUNs, the Trustee, ratably with the holders of all other senior unsecured notes issued by the Company under the Company Indenture, enjoys the benefit of certain covenants of the Company.  After delivery of the Bonds and refunding of the prior bonds, there was no Company debt that is senior to the Company’s senior unsecured notes (including the SUNs).

           The unpaid balance of the Loan and the unpaid purchase price under the Installment Sale Agreements are herein referred to collectively (and sometimes individually) as the “Financed Amounts”.  Under the Indentures, the Issuer is required to cause such payments to be made to the Trustee not later than the date for the payment on the prior bonds.  The payments to the Issuer have been pledged by the Issuer to the Trustee under the Indentures and such payments are to be made directly to the Trustee.

The Financing Agreements provide that the happening of one or more of the following events will constitute an “event of default” thereunder on the part of the Company:

(a)  failure by the Company to pay when due any Financed Amount required to be paid by it under the Financing Agreement, which failure shall either (i) cause a default in the payment of the principal of the Bonds when due, (ii) cause a default in the payment of interest on the Bonds when due, or (iii) cause a default in the payment of premium on the Bonds when due; or

(b)  the occurrence of an “Event of Default” as such term is defined in the Company Indenture; or

(c)  failure by the Company (i) to pay when due any other payment required to be made under the Financing Agreement or (ii) to observe and perform any other covenant, condition or agreement under the Financing Agreement, which failure shall continue for a period of 30 days after written notice is given to the Company by the Issuer or the Trustee, which may give such notice in its discretion and shall give such notice at the written request of the Registered Owners of not less than 25% in principal amount of the Bonds of the applicable series then outstanding, unless such period is extended by the Issuer and the Trustee, or by the Issuer, the Trustee and the Registered Owners of not less than the principal amount of the Bonds of the applicable series the Registered Owners of which requested such notice, as the case may be.

Whenever any event of default listed under (a) or (b) above shall have occurred and be continuing, and upon the condition that, in accordance with the terms of the Indenture, the Bonds of the applicable series shall have become immediately due and payable pursuant to any provision of the Indenture, the Financed Amounts will become immediately due and payable.  Any waiver of any default under the Indenture or a rescission and annulment of its consequences shall constitute a waiver of the corresponding event of default under the Financing Agreement and a rescission and annulment of the consequences thereof.  Whenever any event of default shall have occurred and be continuing, the Trustee, as the Issuer’s assignee, may take, and, in addition, if such event of default is described in clause (ii) of (c), the Issuer may take, any action at law or in equity to collect any payments then due and thereafter to become due, or to enforce performance and observance of any obligation, agreement or covenant of the Company under the Financing Agreement.  Any amounts collected pursuant to action taken shall be applied in accordance with the Indenture.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO

(Registrants)

Date: June 9, 2010	/s/ Thomas G. Sategna

Thomas G. Sategna Vice President and Corporate Controller
(Officer duly authorized to sign this report)